EXHIBIT 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITITVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS DENOTED BY ASTERISKS IN BRACKETS [*****].

AMENDMENT 44
TO
SBP MS-65530-0016
BETWEEN
THE BOEING COMPANY
AND
SPIRIT AEROSYSTEMS, INC.

This Amendment 44 (“Amendment”) to Special Business Provisions MS-65530-0016 is entered into as of the date of last signature below between Spirit Aerosystems, Inc., a Delaware Corporation (“Seller”) and The Boeing Company, a Delaware Corporation ("Boeing"). Hereinafter, the Seller and Boeing may be referred to jointly as “Parties” hereto. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the Sustaining Agreement (as defined below).

Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:
RECITALS

A.
The Parties entered into Special Business Provisions MS-65530-0016, dated June 16, 2005, (the “SBP”) and the General Terms Agreement BCA-65530-0016, dated June 17, 2005, (the “GTA”), and including any amendments to the SBP and GTA (collectively the “Sustaining Agreement”).

B.	The most recent amendment to the SBP is Amendment 43, entered into May 22, 2019.

C.	The Parties wish to confirm that Seller has authority to procure [*****] TMX raw material for itself [*****] in supporting Boeing statements of work [*****].

D.	[*****]

E.	The Parties wish to amend the SBP as set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	The list of “AMENDMENTS” within the Sustaining SBP is hereby deleted and replaced in its entirety as follows:
“Amendments

EXHIBIT 10.1

Amendment Number	Description	Date	Approval

1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick
R. Stone
2	Incorporate CCNs as listed in Amendment 2, Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0. Updates to attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick
J. Edwards
3	Incorporate CCNs as listed in Amendment 3, Attachment A. Updates to attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick
J. Edwards
4	Incorporate CCNs as listed in Amendment 4, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S.Hu
W. Wallace
5	Incorporate CCNs as listed in Amendment 5, Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16, 20.	6/22/2009	S. Hu
R. Stone
6	Incorporate CCNs as listed in Amendment 6, Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, and 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu
M. Milan
7
Incorporate CCNs as listed in Amendment 7, Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, and 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/28/2011	S. Hu
M. Milan
8	Incorporate CCNs as listed in Amendment 8, Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15, and 16.	8/16/2013	C. Howell
M. Milan
9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel
M. Milan
10	Incorporate Attachment 26-737 Derailment.	9/26/2014	B. Folden
R. Ast
11	Incorporate Attachment 27 -737-MAX Non Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1 Attachment 4, Section B.1, Attachments 9 and 15.	3/10/2015	C. Howell
R. Ast
12	Delete and replace Attachment 25, Section 3.0.	4/9/2015	K. Drawsky
R. Ast
13	Incorporate CCNs as listed in Amendment 13, Attachment A. Updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor
K. Leyba
14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock
R. Grant
15	NULL	NULL	NULL
16	NULL	NULL	NULL
17	Incorporate Attachment 29 - 777X Non-Recurring Agreement.	12/23/2015	A. Lucker
E. Bauer
18	NULL	NULL	NULL
19	NULL	NULL	NULL
20	737 MAX Inner Wall.	12/17/2015	S. Garcia-Deleone
J. Reed
21	Revisions to Attachment 27. 737 MAX Non-Recurring Agreement.	5/9/2016	D. Blaylock
R. Grant
22	737 Max Composite Inner Wall Line Movement.	11/2/2016	D. Blaylock
E. Bossler
23	737 MAX 9 INITIAL and CIW Line [*****] Tooling Incentive Agreement.	12/16/2016	D. Blaylock
E. Bossler

EXHIBIT 10.1

24	Incorporate CCNs as listed in Amendment 23, Attachment A. Updates to Attachments 1,2,7,9, and 14.	12/20/2016	L. Taylor
K. Leyba
25	Revisions to Attachment 27, 737 MAX Non-Recurring.	3/16/2017	D. Blaylock
E. Bossler
26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	3/23/2017	D. Blaylock
E. Bossler
27	Incorporate Attachment 30, “737 NG / MAX Vapor Barrier Agreement”, updates to Attachment 1 and 9.	3/31/2017	B. Edwards
K. Clark
28	Revisions to Attachment 29, 777X NRE Agreement.	6/22/2017	K. O’Connell
C. Green
29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	7/20/2017	D. Blaylock
E. Bossler
30
Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29. Delete and Reserve SBP Attachments 1C, 20, and 28. Incorporate SBP Attachment 1D and 31.
		9/22/2017	B. Edwards
W. Wilson
31	Revisions to Attachment 27, 737-8 Rate Tooling Incentive Agreement.	10/18/2017	D. Blaylock
E. Bossler
32	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/15/2017	D. Blaylock
E. Bossler
33	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/30/2017	D. Blaylock
E. Bossler
34	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling.	2/23/2018	D. Blaylock
E. Bossler
35	Revisions to Attachment 27, 737-9 Rate Tooling [*****].	4/18/2018	D. Blaylock
J. O'Crowley
36	Revisions to Attachment 27, 737-10 Wing NRE.	6/20/2018	D. Blaylock
E. Bossler
37
Incorporation of new Sections: 3.3.4.10 767 One Piece SOW Tooling, 3.3.7 767 One Piece SOW NonRecurring Pricing, 3.4.2.2 Delivery Point and Schedule for 767 One Piece SOW and 3.8 767 One Piece Statement of Work Special Provisions. Updates to Sections 7.1, Attachment 1 and 9.
		8/17/2018	H. Langowski
R. Grant
38	Revisions to Attachment 27, 737 MAX BBJ8, BBJ7, and 737-10 SOW	11/1/2018	T. Willis
E. Bossler
39
4.1.1 is altered. A new section 4.7 is added. Attachment 1 (excluding the Exhibits) is deleted and replaced in its entirety. A new Attachment 32 “737 Value Engineering Cost Sharing” is added. Attachment 1 Exhibits B, B.1, B.2, C, C.1, C.2, D, D.1, D.2, E.1, E.2, F, F.1, and F.2 are deleted and replaced in their entirety. A new Attachment 1 Exhibit C.3 is added. Attachment 1B is deleted in its entirety.
		11/2/2018	K. Shipley
E. Bossler

EXHIBIT 10.1

40
SBP Section 4.7 is deleted and replaced in its entirety.
SBP Section 7.2 is deleted and replaced in its entirety.
A new SBP Section 7.5.3 is added.
SBP Attachment 1 (including Exhibits B, B.1, B,2, D, D.1, D.2, F, F.1, F.2, and G) is deleted and replaced in its entirety.
SBP Attachment 1B is added and marked “Reserved”.
SBP Attachment 15 is deleted and replaced in its entirety.
SBP Attachment 16 (including its Exhibit) is deleted and replaced in its entirety.
SBP Attachment 31 is deleted, replaced in its entirety, and marked “Reserved”.
SBP Attachment 32 (including its Exhibit A) is deleted and replaced in its entirety.

All of the above is accordance with the agreements as set forth in the Collective Resolution 2.0 Memorandum of Agreement (the “CR 2.0 MOA”), dated December 21, 2018
Concurrently with the CR 2.0 MOA, the Parties also executed that certain Settlement and Release Agreement, dated December 21, 2018, pertaining to the release and settlement of warranty and various other claims
		1/29/2019	T. McGuigan
E. Bossler
41	Revisions to Attachment 29 777-9 Rate Tooling	3/27/2019	R. Velau D. Currie
42	TBD	TBD	TBD TBD
43	Revisions to Attachment 1 Product Pricing	5/22/2019	K. Doolin R. Grant
44	Section 12.13.2 is deleted and replaced in its entirety	7/19/2019	B. Nix E Bossler

2.	SBP Section 12.13.2 “Boeing Raw Material Strategy” is deleted in its entirety and replaced with the following:
12.13.2     Boeing Raw Material Strategy

A)
During the term of this SBP, Seller shall procure from Boeing (or its designated service provider who will act on behalf of Boeing) all raw material of the commodity type specified on the SBP Attachment entitled "Commodity Listing and Terms of Sale" (SBP Attachment 21) necessary to support any Order issued pursuant to this SBP. From time to time, Boeing may amend the SBP Attachment entitled "Commodity Listing and Terms of Sale" by adding or deleting commodity types. Any such amendment, or revisions to the raw material pricing, shall be subject to adjustment under SBP Section 7.0, provided that Seller shall take no action to terminate its existing supply agreements when such termination would result in an assertion for an adjustment until the Seller has received approval from Boeing. The provision of any raw material by Boeing to Seller shall be according to Boeing's standard terms of sale, the text of which is included in the SBP Attachment entitled "Commodity Listing and Terms of Sale". Boeing shall advise Seller of any designated service provider to be used at the time the Order is issued. Upon request by Boeing, Seller must provide to Boeing documentation (e.g.,

EXHIBIT 10.1

packing slips, invoices) showing Seller's full compliance with the obligations under this SBP Section. If requested by Boeing or its designated service provider, Seller will provide an annual forecast of demand for the applicable commodity. If Seller reasonably believes that Boeing or its designated service provider cannot support Seller requirements to fulfill an Order issued pursuant to this SBP, then Seller shall have the right to procure raw materials from other sources and shall notify Boeing prior to such procurement. The provisions of this Section 12.13.2 will only apply to that portion of Seller contracts that support Boeing Statement of Work.

B)	Seller has authority to procure [*****] raw material [*****]. Seller will procure TMX raw material through Boeing’s raw materials aggregation system portal.

C)
Seller will provide its TMX raw material forecast on a monthly basis. The Parties agree that submittal of its TMX material forecast does not guarantee supply of raw materials to Seller by Boeing, which is contingent on a correct and valid order. Seller agrees to place TMX raw material orders in accordance with the applicable lead times.

D)
The TMX raw materials provided pursuant to this Section 12.13.2 are not for resale or distribution to any other company or person [*****]. Seller hereby grants Boeing the first right of refusal to purchase or repurchase, at the same unit price paid to Boeing by Seller, any applicable materials, in the form or condition as purchased. Except for income taxes (national, regional, or local), Boeing will be responsible for and will pay, where required by applicable law, all taxes related to the exercise of Boeing’s rights in the previous sentence.

E)	[*****]

F)	[*****]

G)	[*****]

1)	[*****]

2)	[*****]

3)	[*****]
4)    [*****]
[*****]

3.	All other provisions of the SBP shall remain unchanged and in full force and effect.

4.
This Amendment constitutes the complete and exclusive agreement between the Parties with respect to the subject matter set forth herein and supersedes all previous agreements between the Parties relating thereto, whether written or oral.

5.	This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

6.	In the event of a conflict between the terms of this Amendment and either the SBP or GTA, the terms of this Amendment shall have precedence with respect to the subject matter of this Amendment.

EXHIBIT 10.1

IN WITNESS THEREOF, the duly authorized representatives of the Parties have executed this Amendment as of the last date of signature below.
The Boeing Company                    Spirit AeroSystems, Inc.
Acting by and through its division
Boeing Commercial Airplanes
By:    /s/Baily M Nix                    By:    /s/Eric S Bossler
Name:    Baily M Nix                    Name:    Eric S Bossler
Title:    Procurement Agent                Title:    Contracts Specialist

Date:	July 19, 2019 Date: July 18, 2019